UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS

Advisory Research All Cap Value Fund (ADVGX)

Advisory Research Emerging Markets Opportunities Fund (ADVMX)

Advisory Research International Small Cap Value Fund (Investor Class - ADVIX)

Advisory Research International Small Cap Value Fund (Class I - ADVLX)

Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT

OCTOBER 31, 2018

Advisory Research Funds

Each a series of Investment Managers Series Trust

Table of Contents
Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Advisory Research Emerging Markets Opportunities Fund
Letter to Shareholders	8
Fund Performance	11
Schedule of Investments	12
Advisory Research International Small Cap Value Fund
Letter to Shareholders	17
Fund Performance	20
Schedule of Investments	22
Advisory Research Strategic Income Fund
Letter to Shareholders	26
Fund Performance	28
Schedule of Investments	30
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	44
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	61
Supplemental Information	62
Expense Examples	71

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Dear Shareholder,

There have been gains across some areas of the U.S. stock market over the past twelve months, but those gains have been relatively modest—especially in smaller stocks and the value universe. As of October 31, 2018, the Advisory Research All Cap Value Fund returned 9.33% for the trailing twelve months, which beat the 2.78% return of its primary benchmark, the Russell 3000 Value Index. As you know, we have a distinctive approach to the market, looking for profitable, well-capitalized companies with strong asset bases that trade at a discount to our estimate of their asset value. We are quite pleased that our strategy delivered these strong absolute gains to our shareowners and especially pleased that they were well above the most comparable benchmark’s.

Market & Portfolio Overview

The overall equity market had positive, relatively volatile performance in three of the last four quarters, but negative returns in the first quarter of 2018 as well as in October. In the fourth quarter of 2017, the large-growth driven market continued before a choppy pullback in the first quarter of 2017. In the second quarter of 2018 there was another choppy quarter in which small-caps topped growth stocks. In the third quarter, optimism took hold again as growth fare worked especially well. As you know, October saw a significant pullback: U.S. large-caps, represented by the S&P 500 Index, fell about -7%; the small-cap Russell 2000 Index dropped nearly -11%.

The rotating market lead and the intermittent pullbacks reflects a mixed economic picture, in our view. There were key positive trends: unemployment was historically low, yet inflation also remained moderate. On the other hand—and in response—bond yields continue to rise, with the yield on the 10-year Treasury bond hitting 3.14% on October 31, 2018—nearly 80 basis points (bps) higher than 12 months ago. Overall, we still see these things together as composing a solid economic environment, although the recent pullback was understandable.

Our message does not tend to change much from year to year, however, because we strive to apply our strategy to the available universe of opportunities rather than forecast trends or read the economy’s tea leaves. That is, we focus on companies with sound, profitable businesses, sturdy balance sheets, and enticing valuation levels.

Portfolio Review

We were very pleased that the Advisory Research All Cap Value Fund topped the Russell 3000 Value Index in each of the four quarters covered by this letter. Over the full 12 months, the fund showed modestly beneficial sector allocation and significantly helpful stock selection. Stock selection was especially beneficial in the consumer staples and health care areas. The portfolio only underperformed the benchmark in two sectors: in utilities, we had no exposure to a positive area, and in energy, where our low weighting and detrimental stock selection hurt in a solid area for the Russell 3000 Index.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Some of our holdings had strong returns. Media giant Twenty-First Century Fox, Inc. rallied strongly in two different quarters—the fourth quarter of 2017 and the second quarter of 2018, based on the same news: its decision to sell most of its assets. In the fourth quarter of 2017 it appeared Walt Disney Company would gain the assets at about $28 per share, before Comcast made a competing offer in June 2018. A week later, Disney and Fox announced an amended agreement, wherein Disney would acquire the assets for approximately $38 per share in a cash-and-stock deal. We were pleased both with the elevated price and transaction overall, because Fox’s international assets were a core part of our original thesis for the stock in 2016. Convenience store wholesaler Core-Mark Holding Co. leapt in the third quarter after reporting strong financial results. Specifically, the company’s short-term revenue and operating earnings were above analysts’ expectations. For some time Wall Street has lacked confidence in Core-Mark’s ability to execute its growth strategies and turn around its underperforming distribution centers. Our direct contact with management has given us greater confidence on both issues. For instance, as noted last quarter, we engaged management in 2017 regarding a short-term operational issue at two distribution centers. These facilities had already shown improvement last quarter, and the trend continued this quarter—the beginning of the busy season for U.S. and Canadian convenience stores. We were not surprised these distribution centers continued to do well, but the market seemed to be. In addition, we continue to think Core-Mark’s two most prominent growth efforts—consolidating vendors and expanding fresh products—are on track.

The portfolio also contained some underperforming stocks. Auto-parts maker Adient had poor returns in both the second and third quarters of 2018 after lackluster quarterly reports. Its slip in the third quarter was hardly isolated: the auto sector overall suffered because investors remain concerned about global tariffs as well as a recent slowdown in Chinese auto production. We were encouraged that during the quarter Adient hired a new CEO, Doug DelGrosso, a well-respected auto executive with prior experience at TRW Automotive as well as Lear Corp. We believe bringing in an executive who will focus tightly on operations—and who has a good understanding of the company’s core automotive seating specialty—will help the company overcome its recent challenges. As we have noted before, our original thesis was that Adient had a good strategy to unlock value, but then it struggled on execution. We now think the company is poised to better implement its plan. Global cash management firm Brink’s also performed poorly, especially in the third quarter, after it lowered its forward outlook somewhat and closed on a key acquisition. The market focused intently on the guidance and currency headwinds from South America. For instance, over the last year the Argentine peso dropped 32% and the Brazilian real was off 11% versus the U.S. dollar—which helped drive quarterly EBITDA 36% lower in South America. We think that currency issues are temporary and that the stock sold off too heavily on this information. Meanwhile, we believe analysts are overlooking the $520 million acquisition of domestic competitor Dunbar Armored Inc., which closed in August. If management’s execution with Dunbar’s assets matches what it accomplished with Brink’s U.S. assets over the last few years, the acquisition will be a key growth and profitability driver. So we believe the long-term trajectory for the company improved during the period—a sharp disagreement with the market.

Outlook

We remain very pleased with the performance of the portfolio—over the quarter, year, and long-term. We believe that keeping a sharp eye on fundamentals, as well as the price paid for them, will continue to work. And so we return to those metrics as our best way of communicating that we are still plying our craft with discipline. We see return on equity (ROE) as a very telling fundamental indicator of business quality, and our portfolio’s 20.3% ROE is considerably higher than the Russell 3000 Value Index’s 13.3% level. We do not want those fundamental returns to come from leverage, however, so we strive to buy companies with reasonable overall levels of debt to equity: currently the portfolio’s 0.88x ratio is roughly in line with the benchmark’s 0.83x mark.

We expect our franchises to exhibit good earnings growth going forward, and the weighted average EPS growth for the portfolio is 17.8% over the next three to five years; the index’s is just 10.3%. Therefore, we think our forward P/E ratio of 15.7x, admittedly a bit higher than the Russell 3000 Value’s 14.3x, is warranted.

We thank you for your investment in the Advisory Research All Cap Value Fund and look forward to updating you again in 2019.

Advisory Research Investment Management

EBITDA is an abbreviation of Earnings Before Interest, Taxes, Depreciation, and Amortization. Professionals use EBITDA as one measurement to measure a company’s financial performance. It serves as a simple shorthand for the business’s earnings potential, allowing comparisons between companies that have different structures and obligations.

Return on equity is a measure of how well a company uses its internal business investments to generate earnings growth. It does not represent or predict the performance of the fund itself.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the fund is equity risk, which is the risk that the value of securities held by the fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, or factors relating to specific companies in which the fund invests. The securities of small and micro cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

Current and future portfolio holdings are subject to change and risk.

Advisory Research All Cap Value Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2018	1 Year	5 Years	Since Inception	Inception Date
Advisory Research All Cap Value Fund	9.33%	8.71%	11.07%	11/16/09
Russell 3000 Value Index	2.78%	8.50%	11.26%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.74% and 1.00%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research All Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 97.6%
	COMMUNICATIONS — 11.2%
354	Alphabet, Inc. - Class A *	$386,065
7,254	CBS Corp. - Class B	416,017
8,394	Twenty-First Century Fox, Inc. - Class B	379,241
		1,181,323
	CONSUMER DISCRETIONARY — 17.2%
5,114	Adient PLC	155,568
4,123	Brink's Co.	273,437
7,698	Delta Air Lines, Inc.	421,312
3,006	Masonite International Corp. *	166,502
2,333	Snap-on, Inc.	359,142
7,577	Starbucks Corp.	441,512
		1,817,473
	CONSUMER STAPLES — 7.5%
3,157	Casey's General Stores, Inc.	398,129
10,261	Core-Mark Holding Co., Inc.	394,125
		792,254
	ENERGY — 3.4%
3,245	Chevron Corp.	362,304

	FINANCIALS — 24.7%
3,932	American Express Co.	403,935
1,953	Berkshire Hathaway, Inc. - Class B *	400,912
2,982	Chubb Ltd.	372,482
5,528	Discover Financial Services	385,136
4,316	First Interstate BancSystem, Inc. - Class A	178,941
10,182	Horizon Bancorp, Inc.	170,650
2,968	Howard Hughes Corp. *	330,991
3,396	JPMorgan Chase & Co.	370,232
		2,613,279
	HEALTH CARE — 10.9%
1,423	Anthem, Inc.	392,136
4,203	Medtronic PLC	377,513
1,485	UnitedHealth Group, Inc.	388,105
		1,157,754
	INDUSTRIALS — 11.8%
3,161	Allison Transmission Holdings, Inc.	139,337
4,267	TE Connectivity Ltd.	321,817
13,643	TriMas Corp. *	401,787
2,647	Union Pacific Corp.	387,044
		1,249,985
	TECHNOLOGY — 10.9%
9,076	Avnet, Inc.	363,675
4,615	CDW Corp.	415,396

Advisory Research All Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
3,501	Microsoft Corp.	$373,942
		1,153,013
	TOTAL COMMON STOCKS (Cost $7,945,575)	10,327,385

Principal Amount
	SHORT-TERM INVESTMENTS — 2.6%
$270,584	UMB Money Market Fiduciary, 0.25% [1]	270,584
	TOTAL SHORT-TERM INVESTMENTS (Cost $270,584)	270,584

	TOTAL INVESTMENTS — 100.2% (Cost $8,216,159)	10,597,969

	Liabilities in Excess of Other Assets — (0.2)%	(22,948)
	TOTAL NET ASSETS — 100.0%	$10,575,021

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Media	11.2%
Specialty Finance	7.5%
Health Care Facilities & Services	7.4%
Insurance	7.3%
Banking	6.8%
Home & Office Products	5.0%
Gaming, Lodging & Restaurants	4.2%
Passenger Transportation	4.0%
Technology Services	3.9%
Manufactured Goods	3.8%
Retail - Consumer Staples	3.8%
Distributors – Consumer Staples	3.7%
Transportation & Logistics	3.6%
Medical Equipment & Devices	3.6%
Software	3.5%
Design, Manufacturing & Distribution	3.4%
Oil, Gas & Coal	3.4%
Real Estate	3.1%
Electrical Equipment	3.0%
Commercial Services	2.6%
Automotive	1.5%
Transportation Equipment	1.3%
Total Common Stocks	97.6%
Short-Term Investments	2.6%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

It has been a difficult twelve months for emerging markets stocks in general and for the fund. As of October 31, 2018, the Advisory Research Emerging Markets Opportunities Fund completed the fiscal year with a -15.20% return, which lagged the -12.52% drop of the MSCI Emerging Markets Index. Historically, our highly active stock-picking approach has tended to preserve capital during market sell-offs, so we have been surprised and somewhat disappointed that the portfolio lagged over this year. That said, our strategy and process is designed to outperform over a full market cycle, and it is unclear whether this particular downturn has ended.

Market & Portfolio Overview

There were two highly significant issues for emerging markets equities over the past year. The first was the threat of a trade war kicked off by President Trump’s authorization of U.S. tariffs on steel and aluminum in the first quarter of 2018, which was a shot across China’s bow. We noted at the time that a trade war was likely and could produce significant political insecurity, economic uncertainty, and market volatility. We have indeed seen all three since early in 2018. The other key, and somewhat connected, headwind was currency. Specifically, the U.S. dollar rallied hard against many other currencies, including those in emerging markets. As noted above, the MSCI Emerging Markets Index fell -12.52% when measured in U.S. dollars; in local currency, however, it fell just -8.88%.

Although we have not been pleased with the performance of the overall portfolio on a trailing basis, we do think that these combined effects created some opportunities in the broad emerging markets equity universe. That is, there has not been a strong or especially broad pullback in economic growth in emerging markets. In the third quarter the International Monetary Fund (IMF) updated its forecasts, which estimated GDP growth of 4.9% in 2018 and accelerating to 5.1% in 2019. We strive to find businesses that are connected to local economies when possible, so in our view the fundamentals remained strong.

Portfolio Review

As above, the fund underperformed in the 12 months. The top-performing area was information technology, which fell hard over the year. The portfolio’s weighting in the downtrodden sector was lower than the benchmark’s, and we also had advantageous stock-picking. Meanwhile, the portfolio had a slight overweight in relatively sturdy financial stocks as well as helpful stock selection. There were two especially detrimental sectors for the portfolio: consumer discretionary and materials. In both cases, stock selection was the bulk of the issue. The consumer discretionary sector is one of the more cyclical areas, and can fall hard when trade becomes an issue; this was largely the story for our holdings in the sector—where we had an overweight versus the index.

Some of our holdings outperformed the rest of the portfolio and the benchmark index. QGEP is a Brazil-based natural resources exploration and production (E&P) company that has an attractive balance of producing assets, projects in development, and projects in exploration. The company is ramping up the production of its Atlanta field and, given the recent sale of its stake in Carcara, has the balance sheet capacity to pay another special dividend over the next 12 months in our view. We intend to maintain our positions in both companies and are excited about their opportunities in an improved oil-price scenario. BOC Aviation is the largest listed aircraft-leasing company in Asia, with a focus on the growing Asian markets. When we purchased the stock, it was trading at a discount to the estimated value of its airplane fleet while offering an attractive backlog of future plane deliveries and leases. BOC has a weighted average fleet age of only 3.1 years, with remaining lease terms on its current fleet of 7.8 years. Shares performed especially well in the third quarter following strong second quarter results, which demonstrated progress on management’s plans. Revenues increased 23% year-over-year to $825 million, and net profit grew by 25% year-over-year to $297 million; the company hiked its interim dividend per share by 24%. Especially amidst a volatile market and earnings season, the solid quarterly results of BOC Aviation stood out in our minds.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Some holdings underperformed. Redington India is one of the largest information technology distributors in India as well as the Middle East region. We initially purchased shares in the company because we found an opportune confluence of factors: the stock was trading at an attractive valuation; smartphone demand in India showed strong growth; working capital management had room to improve further; a solid balance sheet with no long-term debt offered many options. The stock has underperformed over the last year, largely due to weaker-than-anticipated sales of new iPhone models (Apple represents 26% of sales) and concerns over the depreciating Turkish Lira hurting overseas business. While we do not dismiss these concerns, we are seeing signs of improvement during the most recently reported quarter: overall sales grew by 11% year-over-year, and a key working capital metric improved in the India business. We see potential for improvement in margins over the next several quarters, a significant sign to us of improvement. Hanwha Chemical is a Korea-based diversified chemicals company that produces polyethylene (PE), polyvinyl chloride (PVC), and caustic soda. In addition, the corporate group has consolidated subsidiaries that operate a variety of businesses: plastic product manufacturing (Hanwha Advanced Materials, Hanwha Compound), retail (Hanwha Galleria, Hanwha Galleria Time World), property development (Hanwha City Development), and solar. It controls about 30% of the domestic low-density polyethylene (LDPE) market, about 50% of the domestic PVC market, and more than 50% of the domestic caustic soda market. Our initial investment thesis for the company revolved around its discounted relative and absolute valuation levels, strong improvement in balance sheet (following an extended period of deleveraging), and limited global supply growth for PVC and caustic soda through 2021. Over the past year, the shares underperformed due to expectations of slowing global growth, specifically in China and Asia. In addition, the company plans to increase its investments in its solar business; we think investors would have preferred the capital to be deployed elsewhere. We exited our position recently because we had higher conviction ideas elsewhere in the portfolio.

Outlook

We would characterize our broad view as cautiously optimistic. First and foremost, we do think that global growth is likely to continue, although it may slow somewhat. Given that fundamental outlook, however, we think that valuations look enticing in the emerging market universe relative to underlying company fundamentals and their growth opportunities. We do think volatility is likely to continue, because fears continue regarding trade and the ultimate resolution of the U.S.-China trade tensions—especially with mid-term elections approaching. We also have a new government in Mexico and an upcoming election in Brazil, which adds to the level of uncertainty in emerging markets. And, of course, another key factor lately has been currency fluctuations, which may well continue so long as the U.S. Federal Reserve continues its gradual interest rate increases. We think that over very long periods currency fluctuations are unlikely to drive material differences in overall portfolio returns and that over the intermediate term there tends to be reversion toward the mean. For our part, we strive to steer clear of companies that tariffs will hit hard, instead targeting companies that have quality businesses and strong management teams. We look for well-capitalized firms who can largely control their own destinies and navigate the current environment with confidence.

Thank you for investing in the Advisory Research Emerging Markets Opportunities Fund. We look forward to updating you in 2019.

Advisory Research Investment Management

The performance data quoted presents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the fund is equity risk, which is the risk that the value of securities held by the fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, or factors relating to specific companies in which the fund invests. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2018	1 Year	Since Inception	Inception Date
Advisory Research Emerging Markets Opportunities Fund	-15.20%	-0.05%	11/01/13
MSCI Emerging Markets Index	-12.52%	0.91%	11/01/13

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.92% and 1.35%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. Fort the Fund’s current year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 96.1%
	BRAZIL — 9.8%
38,700	Banco do Brasil S.A.	$444,559
38,420	Cosan Ltd. - Class A	320,807
161,382	Duratex S.A.	498,261
128,600	Grendene S.A.	251,913
72,100	Iochpe Maxion S.A.	375,466
118,224	MRV Engenharia e Participacoes S.A.	401,546
102,973	QGEP Participacoes S.A.	332,037
		2,624,589
	CANADA — 1.9%
167,752	Gran Tierra Energy, Inc. *	513,514

	CHINA — 15.8%
49,500	Anhui Conch Cement Co., Ltd. - Class H	256,564
749,000	China Longyuan Power Group Corp. Ltd. - Class H	569,992
96,800	China Pacific Insurance Group Co., Ltd. - Class H	361,390
544,000	China Railway Signal & Communication Corp. Ltd. - Class H [1]	366,302
133,500	China Vanke Co., Ltd. - Class H	412,231
50,000	ENN Energy Holdings Ltd.	426,626
249,000	Fosun International Ltd.	365,314
819,170	Goodbaby International Holdings Ltd.	254,202
60,000	Ping An Insurance Group Co. of China Ltd. - Class H	567,238
469,132	Red Star Macalline Group Corp. Ltd. - Class H [1]	415,028
131,500	Zhongsheng Group Holdings Ltd.	240,396
		4,235,283
	COLOMBIA — 1.1%
29,924	Bancolombia S.A.	281,440

	HONG KONG — 11.1%
210,000	China Everbright Ltd.	372,393
723,000	Far East Consortium International Ltd.	337,566
472,000	Far East Horizon Ltd.	457,434
39,545	Global Cord Blood Corp.	241,620
149,000	Haier Electronics Group Co., Ltd.	312,894
244,000	NWS Holdings Ltd.	484,291
850,000	Sinopec Kantons Holdings Ltd.	346,883
412,798	Xinyi Glass Holdings Ltd.	409,861
		2,962,942
	INDIA — 8.4%
33,024	Cox & Kings Financial Service Ltd. *2	30,391
99,072	Cox & Kings Ltd.	273,016

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDIA (Continued)
95,898	GAIL India Ltd.	$485,865
33,523	Grasim Industries Ltd.	378,231
9,228	Hero MotoCorp Ltd.	344,517
234,738	India Grid Trust [1]	285,821
11,406	NIIT Technologies Ltd.	189,430
229,523	Redington India Ltd.	257,560
		2,244,831
	INDONESIA — 2.7%
646,900	Bank Mandiri Persero Tbk P.T.	290,666
195,600	United Tractors Tbk P.T.	431,851
		722,517
	MALAYSIA — 2.3%
223,800	CIMB Group Holdings Bhd	306,223
181,100	Genting Bhd	317,817
		624,040
	MEXICO — 3.2%
172,900	Concentradora Fibra Danhos S.A. de C.V. - REIT	227,687
233,500	Credito Real S.A.B. de C.V. SOFOM ER	267,142
199,800	Grupo Comercial Chedraui S.A. de C.V.	353,208
		848,037
	PHILIPPINES — 2.3%
1,612,900	Alliance Global Group, Inc. *	343,491
218,230	Metropolitan Bank & Trust Co.	267,731
		611,222
	POLAND — 1.1%
29,575	Powszechny Zaklad Ubezpieczen S.A.	301,394

	SINGAPORE — 1.6%
59,200	BOC Aviation Ltd. [1]	424,346

	SOUTH AFRICA — 3.4%
33,683	Barloworld Ltd.	274,545
54,392	Investec PLC	337,067
44,114	Massmart Holdings Ltd.	287,186
		898,798
	SOUTH KOREA — 10.4%
19,767	Cheil Worldwide, Inc.	394,438
4,633	Coway Co., Ltd.	285,896

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
1,196	Dongwon Industries Co., Ltd.	$254,212
1,899	E-MART, Inc.	341,626
9,612	KB Financial Group, Inc.	400,284
4,539	LG Corp.	264,453
431	Lotte Food Co., Ltd.	248,112
1,416	POSCO	324,113
1,309	Samsung SDI Co., Ltd.	272,225
		2,785,359
	SPAIN — 1.9%
45,511	Atento S.A.	279,438
111,359	Prosegur Cash S.A. [1]	220,586
		500,024
	TAIWAN — 13.0%
40,000	Catcher Technology Co., Ltd.	404,447
272,000	Fubon Financial Holding Co., Ltd.	426,742
45,000	MediaTek, Inc.	332,399
189,000	Pegatron Corp.	345,350
103,000	Sinbon Electronics Co., Ltd.	284,632
161,000	Tripod Technology Corp.	389,031
348,440	WPG Holdings Ltd.	414,987
260,398	WT Microelectronics Co., Ltd.	335,888
1,157,000	Yuanta Financial Holding Co., Ltd.	562,646
		3,496,122
	THAILAND — 3.0%
216,625	Bangchak Corp. PCL	215,548
49,400	Bangkok Bank PCL	308,759
124,100	PTT Global Chemical PCL	289,915
		814,222
	TURKEY — 0.0%
1	Turkiye Sise ve Cam Fabrikalari A.S.	1

	UNITED ARAB EMIRATES — 1.3%
255,767	Emaar Properties PJSC	354,872

	UNITED KINGDOM — 1.8%
20,335	Mondi Ltd.	486,690
	TOTAL COMMON STOCKS (Cost $27,984,753)	25,730,243

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 3.6%
$966,705	UMB Money Market Fiduciary, 0.25%[3]	$966,705
	TOTAL SHORT-TERM INVESTMENTS (Cost $966,705)	966,705

	TOTAL INVESTMENTS — 99.7% (Cost $28,951,458)	26,696,948

	Other Assets in Excess of Liabilities — 0.3%	93,026
	TOTAL NET ASSETS — 100.0%	$26,789,974

PCL – Public Company Limited

PJSC – Public Joint Stock Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,712,083, which represents 6.39% of total net assets of the Fund.
2	Illiquid security. The total illiquid securities represent 0.1% of Net Assets. Total value of these securities is $30,391.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	9.8%
Real Estate	7.8%
Insurance	7.5%
Oil, Gas & Coal	6.5%
Design, Manufacturing & Distribution	6.1%
Construction Materials	5.8%
Utilities	5.5%
Specialty Finance	4.3%
Retail - Consumer Staples	3.7%
Automotive	2.7%
Home & Office Products	2.6%
Hardware	2.5%
Asset Management	2.5%
Other Financial Services	2.1%
Institutional Financial Services	2.1%
Consumer Products	1.9%
Containers & Packaging	1.8%
Engineering & Construction Services	1.8%
Technology Services	1.8%
Metals & Mining	1.6%
Manufactured Goods	1.5%
Media	1.5%
Transportation Equipment	1.4%
Semiconductors	1.2%
Iron & Steel	1.2%
Gaming, Lodging & Restaurants	1.2%
Distributors - Discretionary	1.2%
Chemicals	1.1%
Recreation Facilities & Services	1.0%
Leisure Products	0.9%
Apparel & Textile Products	0.9%
Health Care Facilities & Services	0.9%
Retail - Discretionary	0.9%
Commercial Services	0.8%
Total Common Stocks	96.1%
Short-Term Investments	3.6%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

Over the last twelve months, small-cap international equities as well as the Advisory Research International Small Cap Value Fund retreated, although the portfolio outperformed its benchmark by a considerable margin. The fund completed fiscal year 2018 on October 31 with the investor and institutional share classes falling -2.95% and -2.96%, respectively. The MSCI EAFE Small Cap Index fell -7.81%, and the MSCI EAFE Index dropped -6.85%.

As we have noted before, we stick closely to our investment process, which homes in on undervalued yet well-capitalized companies with strong balance sheets, attractive business models, and capable management teams. We noted last year at this time, when international growth stocks were flying high, that our cautious approach often lagged in ebullient markets. As the markets rolled soon after the start of 2018, our portfolio began to show the benefits of our discipline. As we have noted before, our goal is outperformance over a full market cycle—but not each quarter or even every year.

Market & Portfolio Overview

There were two highly significant issues for international small-cap equities over the past year. The first was the threat of a trade war kicked off by President Trump’s authorization of U.S. tariffs on steel and aluminum in the first quarter of 2018, which was a shot across China’s bow. We noted at the time that a trade war was likely and could produce significant political insecurity, economic uncertainty, and market volatility. We have indeed seen all three since early in 2018. The other key, and somewhat connected, headwind was currency. Specifically, the U.S. dollar rallied hard against many other currencies. As noted above—in U.S. dollars—the MSCI EAFE Small Cap and MSCI EAFE indexes fell -7.81% and -6.85%, respectively. In local currency, on the other hand, the small cap index fell just -5.61% and the large-cap index -4.61%.

The macroeconomic backdrop remains solid, as it has been for several years. The European and Japanese recoveries remain on track despite rising interest rates in the U.S. and increasing trade tensions. Monetary policies outside the U.S. are mostly benign. In most places, inflation—aside from fuel and energy costs—seems to be low and under control. To be sure, however, there have been some macroeconomic concerns, largely connected to political developments—as is often the case. First and foremost, there is Brexit. As you may know, by January 2019 Great Britain’s Parliament will take a vote on what to do next, and the European Parliament will need to vote as well. On March 29, 2019 “Brexit Day” occurs unless there is an extension. While all concerned would prefer to avoid the “parking of lorries” on both sides of the English Channel, the way forward is murky; investors prefer clarity to open questions, so there is lack of momentum in the capital markets. Elsewhere in Europe, Italian voters elected a populist slate, whose handling of public finances continues to cause concern. The issue is not so much what has been done as what will be done. And these worries have spread beyond Italy’s border, as tends to happen in the E.U. Finally, while Japanese stocks performed fairly well in local currency, the decline in the yen has caused the markets to look worse in dollars. The political situation there, however, is relatively solid in our opinion with the recent reelection of Prime Minister Shinzo Abe as leader of the main ruling Liberal Democratic Party.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Portfolio Review

In the past year, stock selection has driven the outperformance across the portfolio—which we are pleased to see because stock-picking is, after all, what we intend to be the source of our long-term outperformance. The top areas for the fund were industrials and financials. In both cases, there was statistically no outperformance from our sector allocation, but stock selection in each sector improved overall relative performance by nearly 200 basis points (bps) versus the benchmark. The two most detrimental areas of the portfolio were utilities and information technology; they combined to degrade overall relative performance by 100 bps. Most of that underperformance in those areas did come from stock selection.

Some of our stocks had strong returns. Both of our top holdings for the year, Aker and Austevoll, were standouts during the second quarter of 2018. Aker is a holding company with investments primarily in oil-related industries. More specifically, it is the largest shareholder of Aker Solutions, an offshore services company, and also of Aker BP, which is the second-largest upstream oil company in the Nordic region. During the second quarter, the stock benefitted from rising oil prices. Norway-based Austevoll specializes in salmon farming as well as fishmeal and fish oil products. Both business lines are attractive long-term due to a supply-demand balance. Specifically, regulatory biomass limitations constrains supply, while demand for salmon is steadily increasing driven by emerging markets. During the second quarter, the stock received a boost from higher-than-expected salmon prices following the share price pullback over the preceding six months.

Of course not all of our holdings helped overall portfolio returns. Two holdings that degraded performance were Arrow Global and Daihen. Arrow Global is a leading European purchaser and manager of bank debt that operates mainly in unsecured debt. Arrow targets the United Kingdom, Portugal, Italy, the Netherlands, Belgium, and Ireland; it has an addressable market of €500 billion. During the second quarter of 2018, especially, the share price underperformed due to a lack of catalysts as well as broad uncertainties in the business outlook. Daihen, a Japanese manufacturer of electronic equipment, suffered mainly in the first quarter of 2018. The core rationale for the stock’s drop was the company underperformed quarterly expectations. We considered this miss to be a temporary blip due to business quality and strong order pipeline.

Outlook

General consensus has shown a small adjustment downward in expected global macroeconomic growth; given trade frictions and currency fluctuations, we agree with this slight tweak. On the other hand, at least from our perspective, valuations have improved on a broad basis. As value-oriented investors, when stocks move sideways or decline during a period of economic growth, we become more optimistic and scour the globe for opportunities. We think they are currently more abundant than they were earlier in the year; we are especially attuned to the Japanese and Nordic markets. In the former case, Prime Minister Abe won re-election, and we have been supportive of his reforms. The most crucial global concern remains international trade. That said, while relations between the United States and China remain quite strained, talks between the U.S. and the E.U. have gone well recently in terms of trade issues. Finally, of course, there is the U.K. and the Brexit outcome. While there are clear risks to many enterprises in Great Britain, we are striving not to overlook opportunities there. Keep in mind that the British economy is largely global in nature, so the market overhang from this largely political determination is exaggerated in the case of many companies, including smaller ones. We think the disjuncture between company fundamentals and market expectations is why private equity firms are ramping up their activity there. Altogether, we have a positive outlook while recognizing that there are risks to the outlook, which we expect to continue to monitor closely.

Thank you for investing in the Advisory Research International Small Cap Value Fund. We look forward to updating you in 2019.

Advisory Research Investment Management

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research International Small Cap Value Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor class, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Investor Class shares, Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2018	1 Year	5 Years	Since Inception	Inception Date
Advisory Research International Small Cap Value Fund – Investor Class	-2.95%	4.37%	7.00%	03/31/10
Advisory Research International Small Cap Value Fund – Class I*	-2.96%	4.41%	7.04%	12/31/13
MSCI EAFE Index	-6.85%	2.02%	4.51%	03/31/10
MSCI EAFE Small Cap Index	-7.81%	5.16%	7.77%	03/31/10
*	The performance figures for Class I include the performance for the Investor Class for the periods prior to the start of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Advisory Research International Small Cap Value Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited) - Continued

Gross and net expense ratios for the Investor Class shares were 1.84% and 1.20%, and for Class I shares were 1.79% and 1.15%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.30% and 1.15% of the average daily net assets of the Investor Class shares and Class I shares, respectively. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 101.2%
	AUSTRALIA — 5.2%
295,227	Beach Energy Ltd.	$367,732
191,263	Orora Ltd.	455,816
176,135	Tassal Group Ltd.	515,832
		1,339,380
	DENMARK — 2.1%
16,444	ISS A/S	540,040

	FINLAND — 3.2%
39,165	Kemira OYJ	480,347
38,844	Metsa Board OYJ	339,706
		820,053
	FRANCE — 5.8%
9,243	Alstom S.A.	403,660
33,933	Altran Technologies S.A.	336,324
20,018	Elis S.A.	403,639
3,077	Sopra Steria Group	340,796
		1,484,419
	GERMANY — 9.1%
13,029	Deutsche EuroShop A.G.	404,294
4,965	Norma Group S.E.	268,065
3,902	Rheinmetall A.G.	337,688
24,984	RIB Software S.E.	431,177
9,219	Stroeer S.E. & Co. KGaA	481,877
11,292	Talanx A.G.	403,471
		2,326,572
	HONG KONG — 1.2%
302,890	Xinyi Glass Holdings Ltd.	300,735

	IRELAND — 2.3%
17,959	Smurfit Kappa Group PLC	583,848

	ITALY — 1.3%
17,587	Buzzi Unicem S.p.A.	337,703

	JAPAN — 30.7%
13,200	Aeon Delight Co., Ltd.	440,717
21,685	Arcs Co., Ltd.	524,002
-[1]	Daihen Corp.	4
19,000	Daiseki Co., Ltd.	449,051
13,700	Denka Co., Ltd.	445,562
13,040	DTS Corp.	453,048
9,872	HIS Co., Ltd.	300,666

Advisory Research International Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
12,668	Hogy Medical Co., Ltd.	$374,214
6,460	Horiba Ltd.	302,328
18,680	Kinden Corp.	299,512
16,900	Nichias Corp.	368,254
15,100	Nikkon Holdings Co., Ltd.	364,884
147,020	Nippon Light Metal Holdings Co., Ltd.	310,006
18,100	OSG Corp.	373,477
49,900	Penta-Ocean Construction Co., Ltd.	298,535
16,313	Ship Healthcare Holdings, Inc.	589,811
30,154	Sumitomo Forestry Co., Ltd.	447,449
37,300	Sun Frontier Fudousan Co., Ltd.	380,710
11,800	TKC Corp.	448,780
11,277	Toho Holdings Co., Ltd.	295,425
10,187	Zenkoku Hosho Co., Ltd.	369,324
		7,835,759
	LUXEMBOURG — 1.6%
9,074	Befesa S.A. [2]	402,858

	NETHERLANDS — 2.2%
6,328	Koninklijke DSM N.V.	552,481

	NORWAY — 5.8%
5,330	Aker A.S.A.	404,909
36,050	Atea A.S.A.	475,167
38,301	Austevoll Seafood A.S.A.	615,538
		1,495,614
	SPAIN — 3.2%
36,669	Acerinox S.A.	409,730
20,630	Ebro Foods S.A.	404,950
		814,680
	SWEDEN — 9.7%
156,822	Cloetta A.B. - B Shares	472,692
48,333	Dometic Group A.B. [2]	337,550
46,550	Granges A.B.	492,129
13,089	Industrivarden A.B. - C Shares	271,871
58,594	Kungsleden A.B.	409,578
72,407	Nobina A.B. [2]	483,141
		2,466,961

Advisory Research International Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWITZERLAND — 2.9%
47,978	EFG International A.G.	$338,409
34,016	OC Oerlikon Corp. A.G.	404,811
		743,220
	UNITED KINGDOM — 14.9%
61,487	Beazley PLC	412,821
13,132	Clarkson PLC	399,465
18,152	Close Brothers Group PLC	340,912
473,069	Coats Group PLC	485,464
79,560	CYBG PLC	273,335
114,379	esure Group PLC	406,905
120,331	Eurocell PLC	339,815
332,762	Lookers PLC	406,553
50,605	Redrow PLC	341,661
59,426	Safestore Holdings PLC - REIT	405,744
		3,812,675
	TOTAL COMMON STOCKS (Cost $28,572,612)	25,856,998

	TOTAL INVESTMENTS — 101.2% (Cost $28,572,612)	25,856,998

	Liabilities in Excess of Other Assets — (1.2)%	(318,636)
	TOTAL NET ASSETS — 100.0%	$25,538,362

PLC – Public Limited Company
REIT – Real Estate Investment Trust

[1]	Amount represents less than 0.5 shares.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,223,549, which represents 4.79% of total net assets of the Fund.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Products	7.9%
Chemicals	5.8%
Commercial Services	5.4%
Containers & Packaging	5.4%
Software	5.3%
Engineering & Construction Services	5.1%
Insurance	4.8%
Real Estate	4.8%
Asset Management	4.0%
Construction Materials	3.8%
Health Care Facilities & Services	3.5%
Waste & Environ Services & Equip	3.3%
Metals & Mining	3.1%
Technology Services	3.1%
Machinery	3.0%
Transportation & Logistics	3.0%
Home & Office Products	2.8%
Banking	2.4%
Retail - Consumer Staples	2.1%
Apparel & Textile Products	1.9%
Passenger Transportation	1.9%
Media	1.9%
Forest & Paper Products	1.8%
Iron & Steel	1.6%
Distributors - Discretionary	1.6%
Transportation Equipment	1.6%
Medical Equipment & Devices	1.5%
Specialty Finance	1.4%
Oil, Gas & Coal	1.4%
Automotive	1.3%
Leisure Products	1.3%
Electrical Equipment	1.2%
Recreation Facilities & Services	1.2%
Manufactured Goods	1.0%
Total Common Stocks	101.2%
Total Investments	101.2%
Liabilities in Excess of Other Assets	(1.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Strategic Income Fund completed fiscal year 2018 on October 31 with a -1.43% return, just behind the Bloomberg Barclays Intermediate Credit Index, which had a -1.21% return. When interest rates rise sharply, as they did in fiscal 2018, the value of a fixed income security generally falls, and that’s just what happened to much of the portfolio this year. As explained below, we have high conviction in our positioning, including our allocation to treasuries, which detracted from performance this year. Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain an attractive spread over the yield on treasuries while preserving solid overall credit quality and protecting against downside from fluctuations in interest rates. Interest rates will eventually level off, and our portfolio should be rewarded.

Market & Portfolio Overview

Interest rates jumped sharply over the past twelve months. The fiscal year began with the yield on the 10-year treasury hovering in the 2.30%-2.40% range for much of November-December 2017. However, rates began to rise with the passage of the late December 2017 tax reform bill, which caused market expectations for economic growth and inflation to increase. Actual performance of the U.S. economy turned out strong for the balance of the fiscal year, with real GDP growth of 3.0% over the period September 30, 2017 to September 30, 2018, and the unemployment rate ticking down to 3.7%, a level not seen since 1969. In addition, the Federal Reserve implemented four increases in the target Federal Funds rate and began the process of slowly unwinding its balance sheet. All of these factors contributed to a climbing 10-year treasury yield that closed October 2018 at 3.14%.

Portfolio Review

As discussed above, the rising interest rate environment over the past year was a headwind for fixed income securities. The Fund’s underperformance for the fiscal year can largely be attributed to its allocation of treasuries as Fund holdings of other major assets classes performed largely in-line with or better than the benchmark. Benchmark performance benefited on a relative basis as it does not contain an allocation to treasuries.

Notably, we added to our position in treasuries this year, and that hurt performance, as yield spreads compressed and “risk-on” assets performed well. In the overall fixed income market this past fiscal year, higher quality and shorter duration corporate bonds and treasuries were laggards, generally producing negative returns, while high yield and leveraged loan securities were strong performers. As credit spreads narrow, an investor receives less additional yield relative to a treasury bond, which is viewed as a risk-free asset. Given the late stage of the U.S. economic expansion, we would expect credit spreads to widen over the next couple years, which should result in our allocation to treasuries contributing positively to portfolio performance.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Outlook

Moving forward, we would expect the Federal Reserve to continue to raise interest rates at a gradual pace. In addition, we anticipate that a meaningful reduction in the Fed’s balance sheet will take place over the course of the next few years. These actions are likely to put an upwards bias on interest rates as a whole.

The U.S. economy is now in its tenth year of an up cycle, one of the longest on record. We do not foresee a recession in the near term, but recessions do tend to materialize every decade or so.

Given the level of interest rates (low), spreads (narrow), and the point at which we are in the economic cycle (late expansion), we believe our overall positioning, particularly relative to our peers, is prudent. Longer term, we believe that maintaining a diversified portfolio of securities from high-quality issuers is paramount to investment success, particularly in an environment that will likely see continued volatility in financial markets.

As we have done in the past, we will adjust our portfolio’s weightings of longer duration and short/intermediate duration securities taking into account a variety of factors, including the current yield curve, comparable yields abroad, credit spreads, and underlying economic trends.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2019.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, difference in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

Advisory Research Strategic Income Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $10,000 investment in the Predecessor Account, with a similar investment in the Bloomberg Barclays Intermediate Credit Index and the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Intermediate Credit Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S. dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as Of October 31, 2018	1 Year	5 Years	10 Years
Advisory Research Strategic Income Fund	-1.43%	3.29%	7.17%
Bloomberg Barclays Intermediate Credit Index	-1.21%	2.16%	5.45%
ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	-1.23%	6.41%	8.16%

The performance table above includes information for the Predecessor Account prior to December 31, 2012. The returns for the Predecessor Account reflect its performance prior to December 31, 2012 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

Advisory Research Strategic Income Fund

FUND PERFORMANCE at October 31, 2018 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 2.49% and 0.90%, respectively, which were the amounts stated in the current prospectus dated March 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of average daily net assets of the Fund. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2018

Number of Shares		Value
	COMMON STOCKS — 4.5%
	CONSUMER STAPLES — 1.4%
750	Altria Group, Inc.	$48,780
850	Kraft Heinz Co.	46,725
440	PepsiCo, Inc.	49,447
		144,952
	ENERGY — 0.4%
380	Chevron Corp.	42,427

	FINANCIALS — 2.2%
2,790	Ares Capital Corp.	47,877
1,200	Blackstone Group LP	38,832
2,780	Golub Capital BDC, Inc.	51,291
1,100	Oaktree Capital Group LLC	46,013
760	Ventas, Inc. - REIT	44,110
		228,123
	HEALTH CARE — 0.5%
340	Johnson & Johnson	47,596
	TOTAL COMMON STOCKS (Cost $419,775)	463,098

Principal Amount
	CORPORATE BONDS — 44.8%
	COMMUNICATIONS — 1.1%
$100,000	Pacific Bell Telephone Co. 7.125%, 3/15/2026	113,916

	CONSUMER DISCRETIONARY — 4.3%
150,000	L Brands, Inc. 5.625%, 10/15/2023	148,320
210,000	Stanley Black & Decker, Inc. 5.750%, 12/15/2053[1,2]	210,178
100,000	Starbucks Corp. 3.500%, 3/1/2028[1]	94,248
		452,746
	CONSUMER STAPLES — 1.3%
150,000	Kroger Co. 3.700%, 8/1/2027[1]	140,964

	FINANCIALS — 24.7%
175,000	Apollo Investment Corp. 5.250%, 3/3/2025	169,063

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$125,000	Ares Capital Corp. 3.875%, 1/15/2020[1]	$125,409
150,000	Bank of America Corp. 6.500% [1,2,3]	159,068
240,000	Charles Schwab Corp. 7.000% [1,2,3]	259,800
50,000	Citigroup, Inc. 6.250% [1,2,3]	51,063
175,000	Goldman Sachs Group, Inc. 5.700% [1,2,3]	175,437
300,000	JPMorgan Chase & Co. 6.750% [1,2,3]	319,950
325,000	M&T Bank Corp. 6.450% [1,2,3]	342,875
	MetLife, Inc.
100,000	5.250% [1,2,3]	100,625
100,000	6.400%, 12/15/2066[1]	103,700
250,000	Northern Trust Corp. 4.600% [1,2,3]	237,500
150,000	Voya Financial, Inc. 5.650%, 5/15/2053[1,2]	147,750
	Wells Fargo & Co.
100,000	6.104% [1,2,3]	100,750
100,000	5.875% [1,2,3]	103,000
145,000	Weyerhaeuser Co. 7.950%, 3/15/2025	169,277
		2,565,267
	INDUSTRIALS — 2.9%
100,000	Actuant Corp. 5.625%, 6/15/2022[1]	100,250
75,000	Amphenol Corp. 2.200%, 4/1/2020	73,764
125,000	Hexcel Corp. 4.700%, 8/15/2025[1]	126,810
		300,824
	TECHNOLOGY — 5.8%
175,000	Avnet, Inc. 4.625%, 4/15/2026[1]	170,245
	CDW LLC / CDW Finance Corp.
160,000	5.000%, 9/1/2023[1]	159,200
150,000	5.000%, 9/1/2025[1]	146,250

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$125,000	Motorola Solutions, Inc. 3.500%, 9/1/2021	$123,229
		598,924
	UTILITIES — 4.7%
150,000	Dominion Energy, Inc. 5.750%, 10/1/2054[1,2]	153,437
130,000	Southern California Edison Co. 6.250% [1,2,3]	133,900
200,000	Southern Co. 5.500%, 3/15/2057[1,2]	199,266
		486,603
	TOTAL CORPORATE BONDS (Cost $4,730,051)	4,659,244

Number of Shares
	EXCHANGE-TRADED FUNDS — 1.9%
2,420	Vanguard Intermediate-Term Corporate Bond ETF	199,771
	TOTAL EXCHANGE-TRADED FUNDS (Cost $199,916)	199,771

	PREFERRED STOCKS — 24.9%
	COMMUNICATIONS — 1.5%
6,000	Verizon Communications, Inc. 5.900%, 2/15/2054[1]	152,700

	CONSUMER DISCRETIONARY — 1.2%
5,000	eBay, Inc. 6.000%, 2/1/2056[1]	125,650

	CONSUMER STAPLES — 1.5%
	CHS, Inc.
2,000	7.100% [1,2,3]	51,480
4,000	7.500% [1,3]	106,120
		157,600
	FINANCIALS — 20.2%
7,000	American Financial Group, Inc. 6.250%, 9/30/2054[1]	177,590
4,000	Bank of America Corp. 6.625% [1,3]	103,240
5,000	Capital One Financial Corp. 6.700% [1,3]	129,750

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
2,000	Charles Schwab Corp. 6.000% [1,3]	$51,440
	Citigroup, Inc.
3,000	6.875% [1,3]	76,950
1,900	6.875% [1,2,3]	51,927
2,500	Fifth Third Bancorp 6.625% [1,2,3]	68,425
4,000	First Republic Bank/CA 7.000% [1,3]	101,160
4,000	Goldman Sachs Group, Inc. 6.300% [1,3]	102,200
2,246	Hartford Financial Services Group, Inc. 7.875%, 4/15/2042[1,2]	61,743
3,000	JPMorgan Chase & Co. 6.700% [1,3]	75,750
2,000	KeyCorp 6.125% [1,2,3]	52,600
	Morgan Stanley
5,000	6.625% [1,3]	127,700
1,800	7.125% [1,2,3]	49,086
4,000	Newtek Business Services Corp. 6.250%, 3/1/2023[1]	101,800
	Oaktree Capital Group LLC
2,000	6.550% [1,3]	50,300
4,200	6.625% [1,3]	105,462
2,276	PNC Financial Services Group, Inc. 6.125% [1,2,3]	59,973
	Public Storage
2,500	6.000% [1,3]	63,775
8,500	6.375% [1,3]	217,175
7,000	State Street Corp. 6.000% [1,3]	177,940
1,232	U.S. Bancorp 6.500% [1,2,3]	33,276
2,454	Zions Bancorp N.A. 6.950%, 9/15/2028[1,2]	68,859
		2,108,121

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2018

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	UTILITIES — 0.5%
2,000	Southern Co. 6.250%, 10/15/2075[1]	$51,180
	TOTAL PREFERRED STOCKS (Cost $2,686,047)	2,595,251

Principal Amount
	U.S. TREASURY SECURITIES — 17.2%
	United States Treasury Note
$150,000	1.375%, 9/30/2023	138,967
150,000	2.125%, 9/30/2024	142,588
200,000	1.625%, 5/15/2026	180,281
650,000	2.250%, 8/15/2027	605,643
375,000	5.375%, 2/15/2031	457,602
225,000	United States Treasury Bond 4.375%, 5/15/2041	260,561
	TOTAL U.S. TREASURY SECURITIES (Cost $1,887,191)	1,785,642

	SHORT-TERM INVESTMENTS — 6.4%
266,927	UMB Money Market Fiduciary, 0.25% [4]	266,927
200,000	United States Treasury Bill, 0.00%, 11/15/18	199,835
200,000	United States Treasury Bill, 0.00%, 2/21/19	198,569
	TOTAL SHORT-TERM INVESTMENTS (Cost $665,373)	665,331

	TOTAL INVESTMENTS — 99.7% (Cost $10,588,353)	10,368,337

	Other Assets in Excess of Liabilities — 0.3%	34,608
	TOTAL NET ASSETS — 100.0%	$10,402,945

LP – Limited Partnership

REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Variable rate security.
[3]	Perpetual security. Maturity date is not applicable.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2018

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	24.7%
Technology	5.8%
Utilities	4.7%
Consumer Discretionary	4.3%
Industrials	2.9%
Consumer Staples	1.3%
Communications	1.1%
Total Corporate Bonds	44.8%
Preferred Stocks
Financials	20.2%
Consumer Staples	1.5%
Communications	1.5%
Consumer Discretionary	1.2%
Utilities	0.5%
Total Preferred Stocks	24.9%
Common Stocks
Financials	2.2%
Consumer Staples	1.4%
Health Care	0.5%
Energy	0.4%
Total Common Stocks	4.5%
Exchange-Traded Funds	1.9%
U.S. Treasury Securities	17.2%
Short-Term Investments	6.4%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2018

	All Cap Value Fund	Emerging Markets Opportunities Fund
Assets:
Investments, at cost	$8,216,159	$28,951,458
Foreign currency, at cost	-	23,408
Investments, at value	$10,597,969	$26,696,948
Foreign currency, at value	-	29,067
Receivables:
Investment securities sold	-	336,955
Fund shares sold	-	-
Dividends and interest	3,918	21,715
Due from Advisor	-	-
Prepaid expenses	11,234	10,982
Total assets	10,613,121	27,095,667

Liabilities:
Payables:
Due to Custodian	-	-
Foreign currency due to custodian	-	232,474
Fund shares redeemed	-	8,363
Auditing fees	18,199	18,260
Legal fees	6,237	3,280
Shareholder reporting fees	2,914	1,798
Fund accounting fees	1,990	7,423
Advisory fees	1,979	11,190
Trustees' deferred compensation (Note 3)	1,419	1,437
Custody fees	1,312	12,451
Chief Compliance Officer fees	1,249	2,170
Fund administration fees	850	1,254
Transfer agent fees and expenses	556	2,369
Trustees' fees and expenses	191	990
Shareholder servicing fees (Note 7)	-	-
Other accrued expenses	1,204	2,234
Total liabilities	38,100	305,693

Net Assets	$10,575,021	$26,789,974

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$5,321,770	$30,633,366
Total distributable earnings (loss)	5,253,251	(3,843,392)
Net Assets	$10,575,021	$26,789,974

Shares of beneficial interest issued and outstanding	718,053	3,030,396
Net asset value per share	$14.73	$8.84

See accompanying Note to Financial Statements

Advisory Research Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of October 31, 2018

	International Small Cap Value Fund	Strategic Income Fund
Assets:
Investments, at cost	$28,572,612	$10,588,353
Foreign currency, at cost	-	-
Investments, at value	$25,856,998	$10,368,337
Foreign currency, at value	-	-
Receivables:
Investment securities sold	19,078,134	-
Fund shares sold	120	-
Dividends and interest	198,087	77,585
Due from Advisor	-	1,384
Prepaid expenses	11,280	12,797
Total assets	45,144,619	10,460,103

Liabilities:
Payables:
Due to Custodian	17,933,521	-
Foreign currency due to custodian	-	-
Fund shares redeemed	1,593,473	14,000
Auditing fees	18,098	18,252
Legal fees	5,224	6,561
Shareholder reporting fees	2,205	844
Fund accounting fees	9,105	3,864
Advisory fees	19,601	-
Trustees' deferred compensation (Note 3)	1,431	1,416
Custody fees	8,952	2,953
Chief Compliance Officer fees	644	1,766
Fund administration fees	5,373	2,045
Transfer agent fees and expenses	1,968	1,443
Trustees' fees and expenses	1,966	1,627
Shareholder servicing fees (Note 7)	1,643	-
Other accrued expenses	3,053	2,387
Total liabilities	19,606,257	57,158

Net Assets	$25,538,362	$10,402,945

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$32,163,919	$10,592,412
Total distributable earnings (loss)	(6,625,557)	(189,467)
Net Assets	$25,538,362	$10,402,945

Shares of beneficial interest issued and outstanding		1,159,901
Net asset value per share		$8.97

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding	$20,889,508
Shares of beneficial interest issued and outstanding	1,664,064
Net asset value per share	$12.55

Class I shares:
Net assets applicable to shares outstanding	$4,648,854
Shares of beneficial interest issued and outstanding	370,392
Net asset value per share	$12.55

See accompanying Note to Financial Statements

Advisory Research Funds

STATEMENTS OF OPERATIONS

For the year Ended October 31, 2018

	All Cap Value Fund	Emerging Markets Opportunities Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, and $111,444, respectively)	$181,536	$783,997
Interest	504	1,321
Total investment income	182,040	785,318

Expenses:
Advisory fees	98,490	315,016
Fund administration fees	26,798	33,607
Fund accounting fees	25,925	66,384
Registration fees	20,084	20,411
Auditing fees	18,150	18,550
Transfer agent fees and expenses	14,065	16,740
Legal fees	6,701	11,698
Trustees' fees and expenses	6,480	7,001
Custody fees	6,346	83,783
Chief Compliance Officer fees	3,600	4,285
Shareholder reporting fees	2,938	4,949
Miscellaneous	2,599	6,551
Insurance fees	1,205	1,219
Shareholder servicing fees (Note 7)	-	-
Total expenses	233,381	590,194
Advisory fees waived	(98,490)	(164,923)
Other expenses absorbed	(3,551)	-
Net expenses	131,340	425,271
Net investment income	50,700	360,047

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,872,192	1,729,301 [1]
Foreign currency transactions	-	(55,749)
Net realized gain (loss)	2,872,192	1,673,552
Net change in unrealized appreciation/depreciation on:
Investments	(1,665,371)	(6,735,668)[2]
Foreign currency translations	-	(39)
Net change in unrealized appreciation/depreciation	(1,665,371)	(6,735,707)
Net realized and unrealized gain (loss)	1,206,821	(5,062,155)
Net Increase (Decrease) in Net Assets from Operations	$1,257,521	$(4,702,108)

[1]	Net of non-U.S. taxes $57,187
[2]	Net of deferred non-U.S. tax decrease of $29,366

See accompanying Note to Financial Statements

Advisory Research Funds

STATEMENTS OF OPERATIONS - Continued

For the year Ended October 31, 2018

	International Small Cap Value Fund	Strategic Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $65,118, and $190, respectively)	$688,852	$218,610
Interest	3,527	274,611
Total investment income	692,379	493,221

Expenses:
Advisory fees	281,011	73,828
Fund administration fees	41,007	28,377
Fund accounting fees	69,704	37,615
Registration fees	26,116	31,664
Auditing fees	18,250	18,250
Transfer agent fees and expenses	23,345	14,471
Legal fees	9,237	8,502
Trustees' fees and expenses	7,751	7,074
Custody fees	52,663	8,947
Chief Compliance Officer fees	3,398	4,449
Shareholder reporting fees	2,074	1,485
Miscellaneous	4,063	3,701
Insurance fees	1,274	1,175
Shareholder servicing fees (Note 7)	17,100	-
Total expenses	556,993	239,538
Advisory fees waived	(180,825)	(73,828)
Other expenses absorbed	-	(70,788)
Net expenses	376,168	94,922
Net investment income	316,211	398,299

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,259	(17,438)
Foreign currency transactions	(6,594)	-
Net realized gain (loss)	(335)	(17,438)
Net change in unrealized appreciation/depreciation on:
Investments	(5,966,246)	(550,506)
Foreign currency translations	(20,729)	-
Net change in unrealized appreciation/depreciation	(5,986,975)	(550,506)
Net realized and unrealized gain (loss)	(5,987,310)	(567,944)
Net Increase (Decrease) in Net Assets from Operations	$(5,671,099)	$(169,645)

See accompanying Note to Financial Statements

Advisory Research All Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$50,700	$80,885
Net realized gain on:
Investments	2,872,192	1,563,413
Net change in unrealized appreciation/depreciation on:
Investments	(1,665,371)	2,196,607
Net increase in net assets resulting from operations	1,257,521	3,840,905

Distributions to Shareholders:
Distributions[1]:	(1,390,048)
Total	(1,390,048)

From net investment income		(141,094)
From net realized gains		(1,359,042)
Total		(1,500,136)

Capital Transactions:
Proceeds from shares sold	287,714	1,283,160
Reinvestment of distributions	1,042,232	942,295
Cost of shares redeemed[2]	(6,225,440)	(9,863,054)
Net decrease in net assets from capital transactions	(4,895,494)	(7,637,599)

Total decrease in net assets	(5,028,021)	(5,296,830)

Net Assets:
Beginning of year	15,603,042	20,899,872
End of year[3]	$10,575,021	$15,603,042

Capital Share Transactions:
Shares sold	19,712	92,121
Shares issued on reinvestment	72,986	71,116
Shares redeemed	(430,733)	(716,685)
Net decrease in capital share transactions	(338,035)	(553,448)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $27 and $885, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $40,508 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$360,047	$556,444
Net realized gain (loss) on:
Investments	1,729,301	173,239
Foreign currency transactions	(55,749)	(38,016)
Net change in unrealized appreciation/depreciation on:
Investments	(6,735,668)	4,363,939
Foreign currency translations	(39)	837
Net increase (decrease) in net assets resulting from operations	(4,702,108)	5,056,443

Distributions to Shareholders:
Distributions[1]	(1,009,907)

From net investment income		(624,287)
Total distributions to shareholders		(624,287)

Capital Transactions:
Proceeds from shares sold	2,502,667	4,243,156
Reinvestment of distributions	992,379	558,114
Cost of shares redeemed[2]	(4,062,738)	(5,608,584)
Net decrease in net assets from capital transactions	(567,692)	(807,314)

Total increase (decrease) in net assets	(6,279,707)	3,624,842

Net Assets:
Beginning of period	33,069,681	29,444,839
End of period[3]	$26,789,974	$33,069,681

Capital Share Transactions:
Shares sold	243,162	439,001
Shares issued on reinvestment	94,064	63,566
Shares redeemed	(386,006)	(579,061)
Net decrease in capital share transactions	(48,780)	(76,494)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $435 and $210, respectively
[3]	End of year net assets includes accumulated undistributed net investment gain of $474,237 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$316,211	$517,861
Net realized gain (loss) on:
Investments	6,259	6,548,969
Foreign currency transactions	(6,594)	(23,378)
Net change in unrealized appreciation/depreciation on:
Investments	(5,966,246)	882,811
Foreign currency translations	(20,729)	14,922
Net increase from payment by affiliates	-	3,956
Net increase (decrease) in net assets resulting from operations	(5,671,099)	7,945,141

Distributions to Shareholders:
Distributions [1]
Investor Class	(708,415)
Class I	(230,486)
Total	(938,901)
From net investment income:
Investor Class		(135,327)
Class I		(503,804)
Total distributions to shareholders		(639,131)

Capital Transactions:
Proceeds from shares sold:
Investor Class	42,600,738	6,605,819
Class I	3,108,877	5,111,828
Reinvestment of distributions:
Investor Class	688,223	117,950
Class I	154,155	490,174
Cost of shares redeemed:
Investor Class [2]	(29,267,055)	(7,982,881)
Class I [3]	(1,832,563)	(45,859,738)
Net increase (decrease) in net assets from capital transactions	15,452,375	(41,516,848)

Total increase (decrease) in net assets	8,842,375	(34,210,838)

Net Assets:
Beginning of period	16,695,987	50,906,825
End of period [4]	$25,538,362	$16,695,987

Capital Share Transactions:
Shares sold:
Investor Class	2,992,158	558,212
Class I	220,872	441,856
Shares issued on reinvestment:
Investor Class	51,321	10,607
Class I	11,504	44,080
Shares redeemed:
Investor Class	(2,311,219)	(663,280)
Class I	(147,321)	(3,661,742)
Net increase (decrease) in capital share transactions	817,315	(3,270,267)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $32,976 and $1,389, respectively.
[3]	Net of redemption fee proceeds of $0 and $77, respectively.
[4]	End of year net assets includes accumulated undistributed net investment income $836,811 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$398,299	$392,049
Net realized gain (loss) on:
Investments	(17,438)	13,616
Net change in unrealized appreciation/depreciation on:
Investments	(550,506)	(141,593)
Net increase (decrease) in net assets resulting from operations	(169,645)	264,072

Distributions to Shareholders:
Distributions [1]	(409,008)
Total	(409,008)
From net investment income		(366,157)
From net realized gains		(816)
Total distributions to shareholders		(366,973)

Capital Transactions:
Proceeds from shares sold	2,556,220	2,718,749
Reinvestment of distributions	349,804	326,436
Cost of shares redeemed [2]	(2,730,767)	(4,599,187)
Net increase (decrease) in net assets from capital transactions	175,257	(1,554,002)

Total decrease in net assets	(403,396)	(1,656,903)

Net Assets:
Beginning of period	10,806,341	12,463,244
End of period [3]	$10,402,945	$10,806,341

Capital Share Transactions:
Shares sold	279,388	287,011
Shares issued on reinvestment	38,013	34,804
Shares redeemed	(299,304)	(496,607)
Net increase (decrease) in capital share transactions	18,097	(174,792)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $2,017 and $200, respectively.
[3]	End of year net assets includes accumulated undistributed net investment gain of $35,268 for the year ended October 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.77	$12.99	$15.02	$17.07	$16.22
Income from investment operations:
Net investment income[1]	0.06	0.06	0.09	0.11	0.08
Net realized and unrealized gain (loss)	1.27	2.68	0.26	(0.31)	1.66
Total from investment operations	1.33	2.74	0.35	(0.20)	1.74

Less distributions:
From net investment income	(0.05)	(0.09)	(0.13)	(0.08)	(0.05)
From net realized gain	(1.32)	(0.87)	(2.28)	(1.77)	(0.84)
Total distributions	(1.37)	(0.96)	(2.41)	(1.85)	(0.89)

Redemption fee proceeds[1]	- [2]	- [2]	0.03	- [2]	- [2]

Net asset value, end of period	$14.73	$14.77	$12.99	$15.02	$17.07

Total return[3]	9.33%	21.93%	3.57%	(1.10%)	11.18%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$10.6	$15.6	$20.9	$29.4	$60.3

Ratio of expenses to average net assets: [4]
Before fees waived and expenses absorbed	1.78%	1.74%	1.52%	1.23%	1.14%
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	1.03%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.39%)	(0.29%)	0.18%	0.49%	0.39%
After fees waived and expenses absorbed	0.39%	0.45%	0.70%	0.72%	0.50%

Portfolio turnover rate	42%	31%	51%	56%	44%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the All Cap Value Fund to 1.20%. Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period November 1, 2013* through
	2018	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$10.74	$9.33	$8.78	$10.58	$10.00
Income from Investment Operations
Net investment income[1]	0.12	0.18	0.17	0.12	0.09
Net realized and unrealized gain (loss)	(1.69)	1.42	0.54	(1.46)	0.50
Total from investment operations	(1.57)	1.60	0.71	(1.34)	0.59

Less Distributions:
From net investment income	(0.33)	(0.19)	(0.16)	(0.16)	(0.01)
From net realized gain	-	-	-	(0.30)	-
Total distributions	(0.33)	(0.19)	(0.16)	(0.46)	(0.01)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.84	$10.74	$9.33	$8.78	$10.58

Total return[3]	(15.20%)	17.76%	8.30%	(12.89%)	5.87%[4]

Ratios and Supplemental Data
Net assets, end of period (millions)	$26.8	$33.1	$29.4	$30.2	$25.0

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.87%	1.92%	1.93%	1.94%	2.63%[5]
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	1.35%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.62%	1.21%	1.33%	0.75%	(0.37%)[5]
After fees waived and expenses absorbed	1.14%	1.78%	1.91%	1.34%	0.91%[5]

Portfolio turnover rate	69%	69%	32%	51%	67%[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.72	$11.34	$11.15	$12.53	$12.98
Income from investment operations:
Net investment income[1]	0.14	0.17	0.11	0.15	0.16
Net realized and unrealized gain (loss)	(0.52)	2.35	0.36	(0.54)	0.18
Total from investment operations	(0.38)	2.52	0.47	(0.39)	0.34

Less Distributions:
From net investment income	(0.81)	(0.14)	(0.13)	(0.16)	(0.30)
From net realized gain	-	-	(0.15)	(0.83)	(0.49)
Total distributions	(0.81)	(0.14)	(0.28)	(0.99)	(0.79)

Redemption fee proceeds[1]	0.02	- [2]	- [2]	- [2]	- [2]

Net increase from payments by affiliates (Note 3)	-	- [2,3]	- [2,3]	-	-

Net asset value, end of period	$12.55	$13.72	$11.34	$11.15	$12.53

Total return[4]	(2.95%)	22.42%	4.43%	(2.94%)	2.84%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$20.9	$12.8	$11.7	$34.4	$31.8

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	1.80%	1.84%	1.46%	1.24%	1.27%
After fees waived and expenses absorbed	1.22%	1.20%	1.18%	1.19%	1.19%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.42%	0.75%	0.79%	1.27%	1.17%
After fees waived and expenses absorbed	1.00%	1.39%	1.07%	1.32%	1.25%

Portfolio turnover rate	147%	50%	32%	38%	39%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Prior to April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the International Small Cap Value Fund Investor Class to 1.35%. For the period April 1, 2013 through December 31, 2013, the Advisor had contractually agreed to limit the operating expenses of the Investor Class to 1.25%. Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses of the Investor Class to 1.30%.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period December 31, 2013* through
	2018	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$13.72	$11.35	$11.16	$12.54	$12.44
Income from investment operations:
Net investment income[1]	0.15	0.17	0.12	0.16	0.18
Net realized and unrealized gain (loss)	(0.50)	2.35	0.35	(0.54)	(0.08)
Total from investment operations	(0.35)	2.52	0.47	(0.38)	0.10

Less Distributions:
From net investment income	(0.82)	(0.15)	(0.13)	(0.17)	-
From net realized gain	-	-	(0.15)	(0.83)	-
Total distributions	(0.82)	(0.15)	(0.28)	(1.00)	-

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]

Net increase from payments by affiliates (Note 3)	-	- [2,3]	- [2,3]	-	-

Net asset value, end of period	$12.55	$13.72	$11.35	$11.16	$12.54

Total return[4]	(2.96%)	22.46%	4.47%	(2.90%)	0.80%[5]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$4.6	$3.9	$39.3	$135.9	$110.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.73%	1.79%	1.43%	1.20%	1.23%[6]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%	1.15%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.49%	0.80%	0.82%	1.31%	1.55%[6]
After fees waived and expenses absorbed	1.07%	1.44%	1.10%	1.36%	1.63%[6]

Portfolio turnover rate	147%	50%	32%	38%	39%[5]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.46	$9.47	$9.70	$9.85	$9.68
Income from investment operations:
Net investment income [1]	0.35	0.39	0.40	0.44	0.46
Net realized and unrealized gain (loss)	(0.49)	(0.04)	(0.08)	(0.11)	0.23
Total from investment operations	(0.14)	0.35	0.32	0.33	0.69

Less distributions:
From net investment income	(0.34)	(0.36)	(0.42)	(0.43)	(0.45)
From net realized gain	(0.01)	-	(0.13)	(0.05)	(0.07)
Total distributions	(0.35)	(0.36)	(0.55)	(0.48)	(0.52)

Redemption fee proceeds [1]	- [2]	- [2]	- [2]	-	- [2]

Net asset value, end of period	$8.97	$9.46	$9.47	$9.70	$9.85

Total return [3]	(1.43%)	3.83%	3.42%	3.42%	7.40%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$10.4	$10.8	$12.5	$30.3	$99.1

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.27%	2.49%	1.99%	1.12%	0.97%
After fees waived and expenses absorbed	0.90%	0.90%	0.91%	0.90%	0.90%
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.41%	2.53%	3.19%	4.24%	4.64%
After fees waived and expenses absorbed	3.78%	4.12%	4.27%	4.46%	4.71%

Portfolio turnover rate	48%	64%	63%	26%	28%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1 – Organization

Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Advisory Research Funds are diversified funds. The All Cap Value Fund, Emerging Markets Opportunities Fund, and International Small Cap Value Fund’s primary investment objective is to provide long-term capital appreciation. The Strategic Income Fund’s primary investment objective is to seek high current income and long term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, the Emerging Markets Opportunities Fund commenced investment operations on November 1, 2013, the International Small Cap Value Fund commenced investment operations on March 31, 2010, and the Strategic Income Fund commenced investment operations on December 31, 2012. Each of the Funds is authorized to issue a single class of shares except for the International Small Cap Value Fund. The International Small Cap Value Fund is authorized to issue two classes of shares: Investor Class shares and Class I shares. Class I shares of the International Small Cap Value Fund commenced operations on December 31, 2013.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Value Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Strategic Income Fund commenced operations on December 31, 2012, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $116,694,966 transfer of shares of the Fund in exchange for the net assets of the Advisory Research Value Income Fund, L.P., a Delaware limited partnership (the “Income Partnership”).  This exchange was nontaxable, whereby the Strategic Income Fund issued 11,669,376 shares for the net assets of the Income Partnership on December 31, 2012.  The investment portfolio of the Income Partnership with a fair value of $113,501,578 (identified cost of investment transferred were $107,998,531) and cash were the primary assets received by the Strategic Income Fund.  For financial reporting purposes, assets received and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Strategic Income Fund assumed $150,098 in net liabilities as part of this exchange.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and Expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2015 – 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute net investment income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

All Cap Value Fund	0.75%
Emerging Markets Opportunities Fund	1.00%
International Small Cap Value Fund	0.90%
Strategic Income Fund	0.70%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

Expense Limit as a % of average daily net assets effective January 1, 2014
All Cap Value Fund	1.00%
Emerging Markets Opportunities Fund	1.35%
International Small Cap Value Fund - Investor Class	1.30%
International Small Cap Value Fund - Class I	1.15%
Strategic Income Fund	0.90%

This agreement is in effect until February 28, 2019 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2018 as stated below:

All Cap Value Fund	$102,041
Emerging Markets Opportunities Fund	164,923
International Small Cap Value Fund	180,825
Strategic Income Fund	144,616

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

	All Cap Value Fund	Emerging Markets Opportunities Fund	International Small Cap Value Fund	Strategic Income Fund
2019	$124,959	$165,986	$247,911	$156,971
2020	132,929	177,705	233,744	150,946
2021	102,041	164,923	180,825	144,616
Total	$359,929	$508,614	$622,480	$452,533

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2018 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2018, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2018, are reported on the Statements of Operations.

The Advisor reimbursed the International Small Cap Value Fund $3,956 for losses from trade errors during the fiscal year ended October 31, 2017. This amount is reported on the Fund’s Statement of Changes, and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

An affiliate reimbursed the International Small Cap Value Fund $234 for losses caused by a processing error during the fiscal year ended October 31, 2016. This amount is reported on the Fund’s Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Note 4 – Federal Income Taxes

At October 31, 2018, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	International Small Cap Value Fund	Strategic Income Fund
Cost of investments	$8,269,057	$29,254,100	$29,133,762	$10,588,393

Gross unrealized appreciation	$2,638,145	$1,515,602	$402,369	$122,645
Gross unrealized depreciation	(309,233)	(4,072,754)	(3,679,133)	(342,701)
Net unrealized appreciation (depreciation) on investments	$2,328,912	$(2,557,152)	$(3,276,764)	$(220,056)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At October 31, 2018, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$536,390	$1,079,254	$1,615,644
International Small Cap Value	3,659,911	-	3,659,911
Strategic Income Fun	5,277	-	5,277

The Emerging Markets Opportunities Fund and International Small Cap Value Fund utilized $1,393,057 and $365,699, respectively, of non-expiring capital loss carryforwards during the year ended October 31, 2018.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

As October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	International Small Cap Value Fund	Strategic Income Fund

Undistributed ordinary income	$297,929	$329,311	$330,344	$35,866
Undistributed long-term capital gains	2,626,410	-	-	-
Tax accumulated earnings	2,924,339	329,311	330,344	35,866

Accumulated capital and other losses	-	(1,615,644)	(3,659,911)	(5,277)
Unrealized appreciation (depreciation) on investments	2,328,912	(2,557,152)	(3,276,764)	(220,056)
Unrealized appreciation (depreciation) on foreign currency translations	-	93	(19,226)	-
Total accumulated earnings (deficit)	$5,253,251	$(3,843,392)	$(6,625,557)	$(189,467)

The tax character of distributions paid during the fiscal year ended October 31, 2018 and 2017 were as follows:

	All Cap Value Fund		Emerging Markets Opportunities Fund
	2018	2017	2018	2017

Distributions paid from:
Ordinary income	$100,506	$140,173	$1,009,907	$624,287
Net long-term capital gains	1,289,542	1,359,963	-	-
Total taxable distributions	1,390,048	1,500,136	1,009,907	624,287
Total distributions paid	$1,390,048	$1,500,136	$1,009,907	$624,287

	International Small Cap Value Fund		Strategic Income Fund
	2018	2017	2018	2017

Distributions paid from:
Ordinary income	$938,901	$639,131	$392,258	$366,157
Net long-term capital gains	-	-	16,750	816
Total taxable distributions	938,901	639,131	409,008	366,973
Total distributions paid	$938,901	$639,131	$409,008	$366,973

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2018, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase/(Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)

All Cap Value Fund	$-	$-
Emerging Markets Opportunities Fund	147	(147)
International Small Cap Value Fund	-	-
Strategic Income Fund	786	(786)

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2018 and the year ended October 31, 2017, redemption fees were as follows:

	October 31, 2018	October 31, 2017
All Cap Value Fund	$27	$885
Emerging Markets Opportunities Fund	435	210
International Small Cap Value Fund	32,976	1,466
Strategic Income Fund	2,017	200

Note 6 – Investment Transactions

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$5,265,877	$10,621,298
Emerging Markets Opportunities Fund	21,218,629	22,283,022
International Small Cap Value Fund	57,348,435	41,640,733
Strategic Income Fund	4,901,111	4,782,605

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Small Cap Value Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the International Small Cap Value Fund’s Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

Note 8 – Loan and Pledge Agreement

The Funds together with other Advisory Research MLP Funds managed by the Advisor (together “Advisory Research Funds”) have entered into a $15 million Senior Secured Revolving Credit Facility (“Facility”) with UMB Bank n.a. (“UMB Loan Agreement”). Each Fund is permitted to borrow up to the lesser of one-third of its total assets, or the maximum amount permitted subject to each Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each borrower. The loan is fully collateralized throughout the term of the loan with securities or other assets of each Fund that has an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedules of Investments (if any). Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the London Interbank Offered Rate (LIBOR) rate plus 1.00%, adjusting monthly. The Funds did not borrow under the line of credit agreement for the year ended October 31, 2018.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2018, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$10,327,385	$-	$-	$10,327,385
Short-Term Investments	270,584	-	-	270,584
Total Investments	$10,597,969	$-	$-	$10,597,969

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$394,438	$-	$394,438
Consumer Discretionary	1,028,925	2,249,324	-	3,278,249
Consumer Staples	888,506	595,838	-	1,484,344
Energy	1,166,358	562,431	-	1,728,789
Financials	1,678,262	7,471,593	-	9,149,855
Health Care	241,620	-	-	241,620
Industrials	-	1,794,038	-	1,794,038
Materials	498,261	2,577,226	-	3,075,487
Technology	279,438	2,821,502	-	3,100,940
Utilities	-	1,482,483	-	1,482,483
Total Common Stocks	5,781,370	19,948,873	-	25,730,243
Short-Term Investments	966,705	-	-	966,705
Total Investments	$6,748,075	$19,948,873	$-	$26,696,948

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

International Small Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$481,877	$-	$481,877
Consumer Discretionary	-	4,457,829	-	4,457,829
Consumer Staples	-	2,533,014	-	2,533,014
Energy	-	367,732	-	367,732
Financials	273,335	4,168,238	-	4,441,573
Health Care	-	1,259,450	-	1,259,450
Industrials	399,465	4,271,759	-	4,671,224
Materials	-	5,495,327	-	5,495,327
Technology	-	2,148,968	-	2,148,968
Total Common Stocks	672,800	25,184,194	-	25,856,994
Total Investments	$672,800	$25,184,194	$-	$25,856,994

*	The Funds did not hold any Level 3 securities at period end.

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]	$463,098	$-	$-	$463,098
Corporate Bonds[1]	-	4,659,244	-	4,659,244
Exchange-Traded Funds	199,771	-	-	199,771
Preferred Stocks[1]	2,595,251	-	-	2,595,251
U.S. Treasury Securities	-	1,785,642	-	1,785,642
Short-Term Investments	266,927	398,404	-	665,331
Total Investments	$3,525,047	$6,843,290	$-	$10,368,337

[1]	For a detailed break-out of common stocks, corporate bonds, and preferred stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2018

The Funds declared the payment of a distribution to be paid, on December 21, 2018, to shareholders of record on December 20, 2018 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
All Cap Value Fund		$3.58872	$0.35628	$0.07224
Emerging Markets Opportunities Fund		0.00000	0.00000	0.12822
International Small Cap Value Fund	Investor Class	0.00000	0.00000	0.22695
International Small Cap Value Fund	Class I Shares	0.00000	0.00000	0.24335
Strategic Income Fund		0.00000	0.00000	0.04359

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Advisory Research Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research International Small Cap Value Fund and Advisory Research Strategic Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 31, 2018

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation

For the fiscal year ended October 31, 2018, the All Cap Value Fund and Strategic Income Fund designate $1,289,542 and $16,750, respectively, as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2018, 44.52%, 0.00%, 0.00% and 47.99% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, Emerging Markets Opportunities Fund, International Small Cap Value Fund and the Strategic Income Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, Emerging Markets Opportunities Fund, International Small Cap Value Fund and Strategic Income Fund designate income dividends of 57.64%, 82.12%, 100.00% and 48.47%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2018.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund and International Small Cap Value Fund, designate $447,538 and $372,008, respectively, of income derived from foreign sources and $110,582 and $50,373, respectively, of foreign taxes paid for the fiscal year ended October 31, 2018.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2018, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.1477	$0.0365
International Small Cap Value Fund	$0.1829	$0.0248

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	7	None.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	7	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	7	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	7	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	7	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Advisory Research MLP & Energy Income Fund, Advisory Research MLP & Energy Infrastructure Fund and Advisory Research MLP & Equity Fund which are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 19-20, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

•	the Advisory Research All Cap Value Fund (the “All Cap Fund”),

•	the Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Fund”),

•	the Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”), and

•	the Advisory Research Strategic Income Fund (the “Strategic Income Fund”).

In approving renewal of the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2018; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The All Cap Fund’s annualized total returns for the one- and three-year periods were above the Russell 3000 Value Index returns and the Peer Group and Large Blend Fund Universe median returns. The Fund’s annualized total return for the five-year period was below the Russell Index return by 0.42%, the Fund Universe median return by 0.48%, and the Peer Group median return by 0.68%. The Trustees considered the Investment Advisor’s explanation that the Fund’s composition had shifted from more small cap positions to more large cap positions over time, which had improved the Fund’s relative performance, and that the Fund had a concentrated portfolio. The Trustees also considered Broadridge’s observation that the Fund’s strong recent performance had moved the Fund’s five-year returns closer to the benchmark, and that the Fund maintained strong Morningstar risk scores over all time periods.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The Emerging Markets Fund’s annualized total return for the three-year period was below the Peer Group and Diversified Emerging Markets Fund Universe median returns and the MSCI Emerging Markets Index return by 1.86%, 2.15%, and 2.76%, respectively. The Fund’s total return for the one-year period was below the Peer Group median return by 6.18%, the Fund Universe median return by 9.19%, and the Index return by 11.21%. However, the Fund’s returns in 2014 and 2015 were over the returns of the Index, and the Fund’s returns in 2014, 2015 and 2016 were over the median returns of the Fund Universe. The Trustees noted the Investment Advisor’s belief that the strong performance of growth stocks relative to value stocks hindered the Fund’s relative performance over the one- and three-year periods, and the Investment Advisor’s observation that internet companies that do not meet the Fund’s valuation criteria had performed well and constituted significant portions of the Index. The Trustees also noted Broadridge’s observation that the Fund’s more defensive posture made it less volatile, as measured by its standard deviation, than the Index over the one- and three-year periods.

•	The International Small Cap Fund’s total return for the one-year period was above the MSCI EAFE Small Cap Index return, the MSCI EAFE Index return, and the Peer Group and Foreign Small/Mid Value Fund Universe median returns. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns and the MSCI EAFE Index return, but below the MSCI EAFE Small Cap Index return by 0.46%. The Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns and the MSCI EAFE Index return, but below the MSCI EAFE Small Cap Index return by 1.65%. In 2018 the Fund had a five-star rating from Morningstar and was the best performing fund in the Fund Universe. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance for the three- and five-year periods was due to the Fund’s bias toward value stocks, which generally underperformed growth stocks over the periods. The Trustees also noted Broadridge’s observation that the Fund’s one-year outperformance had brought the Fund’s three- and five-year returns closer to the MSCI EAFE Small Cap Index returns.

•	The Strategic Income Fund’s annualized total return for the five-year period was above the Bloomberg Barclays U.S. Intermediate Credit Index return and the Multisector Bond Fund Universe median return, and the same as the Peer Group median return, but below the ICE BofA ML Preferred Stock Fixed Rate Index return by 2.70%. The Fund’s annualized total return for the three-year period was above the Bloomberg Barclays Index return, but below both the Peer Group and Fund Universe median returns by 0.64%, and below the ICE BofA ML Index return by 3.31%. The Fund’s total return for the one-year period was above the Bloomberg Barclays Index return, but below the Peer Group and Fund Universe median returns and the ICE BofA ML Index return by 1.16%, 1.17%, and 2.05%, respectively. The Trustees considered the Investment Advisor’s observations that the most significant detractor from the Fund’s performance had been fixed-rate preferred securities, to which the Fund had recently lowered its exposure due to the current interest rate environment, and that the Fund’s underperformance was largely explained by the Peer Group funds’ allocation of greater percentages of their portfolios to preferred securities, high yield securities, and leveraged loan securities than the Fund, and that each of these classes performed exceptionally well relative to the overall fixed income universe during the relevant time periods.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The All Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Large Blend Fund Universe median by 0.10%. The Trustees noted that the Fund’s advisory fee is lower than the advisory fee the Investment Advisor charges to manage a private investment fund that has similar objectives and policies as the Fund. The Trustees also noted that the Fund’s advisory fee is lower than or the same as the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and above the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median, but above the Fund Universe median by 0.14%. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Diversified Emerging Markets Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly higher than the Peer Group and Fund Universe medians by 0.01% and 0.02%, respectively. The Trustees noted, however, that the average net assets of the Fund were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Value Fund Universe medians. The Trustees noted that the Fund’s advisory fee was lower than the Investment Advisor’s fee to manage a private investment fund that has similar objectives and policies as the Fund. The Trustees also noted that the Fund’s advisory fee was lower than the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and greater than the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than both the Peer Group and Fund Universe medians by 0.12%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The Strategic Income Fund’s annual investment advisory fee (gross of fee waivers) was above both the Peer Group and Multisector Bond Fund Universe medians by 0.10%. The Trustees considered the Investment Advisor’s observations that while the Fund primarily invests in fixed income securities, it also invests in preferred and common stock, and that most of the funds in the Peer Group invest only in fixed income securities. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.11% and 0.12%, respectively. The Trustees considered, however, that much of the difference was attributable to the Fund’s higher advisory fee, and that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2018, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the All Cap Fund, International Small Cap Fund, and Strategic Income Fund; had waived a significant portion of its advisory fee for the Emerging Markets Fund; and had not realized a profit with respect to the All Cap Fund, International Small Cap Fund, and Strategic Income Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Emerging Markets Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusions

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Advisory Research Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research All Cap Value Fund	5/1/18	10/31/18	5/1/18 – 10/31/18
Actual Performance	$ 1,000.00	$ 1,072.80	$ 5.23
Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research Emerging Markets Opportunities Fund	5/1/18	10/31/18	5/1/18 – 10/31/18
Actual Performance	$ 1,000.00	$ 828.50	$ 6.23
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

Advisory Research Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2018 (Unaudited)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning Account Value	Ending Account Value	Expense Paid During Period*
Advisory Research International Small Cap Value Fund		5/1/18	10/31/18	5/1/18 – 10/31/18
Investor Class	Actual Performance	$1,000.00	$872.70	$5.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.07	6.19
Class I	Actual Performance	1,000.00	872.70	5.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.87

*	Expenses are equal to the Fund’s annualized expense ratios of 1.22% and 1.15% for Investor Class and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research Strategic Income Fund	5/1/18	10/31/18	5/1/18 – 10/31/18
Actual Performance	$ 1,000.00	$ 1,003.50	$ 4.54
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Funds

Each a series of Investment Managers Series Trust

Advisor

Advisory Research, Inc.

Two Prudential Plaza

180 N. Stetson, Suite 5500

Chicago, Illinois 60601

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S. 16th St. Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research Emerging Markets Opportunities Fund	ADVMX	461 41P 552
Advisory Research International Small Cap Value Fund – Investor Class	ADVIX	461 418 741
Advisory Research International Small Cap Value Fund – Class I	ADVLX	461 41P 412
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 665-1414.

Advisory Research Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$ 61,800	$ 89,700
Audit-Related Fees	N/A	N/A
Tax Fees	$ 11,200	$ 16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/09/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/09/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2019